
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  February 26, 1998
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



        1-6157                                          36-1208070
(Commission File Number)                    (IRS Employer Identification Number)


               500 West Monroe Street, Chicago, Illinois     60661
               (Address of principal executive offices)   (Zip Code)


                                (312) 441-7000
             (Registrant's telephone number, including area code)
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Item 5. Other Events

On February 26, 1998, Heller Financial, Inc. (the "Registrant") issued a Press
Release announcing the filing of a Registration Statement with the Securities and Exchange Commission in connection with an Initial Public Offering of the Registrant's Class A Common Stock.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 1998

                                       HELLER FINANCIAL, INC.


                                       By:    /s/ Lauralee E. Martin
                                              Lauralee E. Martin
                                       Title: Executive Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX

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
Exhibit                                                           Sequentially
Number                                                            Numbered Pages
99        Heller Financial, Inc. - Press Release                       4